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                              Prospectus Supplement
                                    VEL Plus
                   Supplement to Prospectus dated May 1, 1995


Effective February 27, 1996, the Company is reducing the charge for mortality and expense risks under the Policies from an annual rate of 0.90% to an annual
rate of 0.65% of the average daily net asset value of each Sub-Account.    The
first sentence under the caption "CHARGES AGAINST THE VEL ACCOUNT" on page 8 of the prospectus is amended to read in its entirety as follows:

     CHARGES AGAINST THE VEL ACCOUNT - A daily charge equivalent to an effective annual rate of 0.65% of the average daily net asset value of each Sub-Account is imposed to compensate the Company for its assumption of certain mortality and expense risks.

The first sentence under the caption "CHARGES AGAINST ASSETS OF THE VEL ACCOUNT" on page 34 of the prospectus is amended to read in its entirety as follows:

     The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account.

The first sentence of the fifth paragraph under the caption APPENDIX C - ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND ACCUMULATED PREMIUMS on page 89 of the Prospectus is amended to read in its entirety as follows:

     The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premiums for the premium tax charge, the Monthly Deduction from Policy Value, and a daily charge of 0.90% against the Sub-Accounts for mortality and expense risks (the actual mortality and expense risk charge is currently 0.65%).

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                                               Supplement Dated February 8, 1996